Filed pursuant to 497(k)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

STERLING CAPITAL SHORT DURATION BOND FUND

SUPPLEMENT DATED APRIL 9, 2025

TO EACH OF THE

CLASS A, CLASS C, INSTITUTIONAL AND CLASS R6 SHARES SUMMARY PROSPECTUS

each DATED FEBRUARY 1, 2025

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Class A, Class C, Institutional and Class R6 Shares Summary Prospectus, each dated February 1, 2025, with respect to the Sterling Capital Short Duration Bond Fund, a series of the Sterling Capital Funds (the “Fund”).

I.	The Principal Investment Strategy and Risks of the Fund is revised as follows:

The second paragraph under “Principal Strategy” is amended and restated as follows:

“The Fund invests primarily in the following types of fixed income securities: (i) corporate debt securities, including bonds, notes and debentures, issued by U.S. companies that are investment grade (i.e., rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization, or are determined by the portfolio manager to be of comparable quality); (ii) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements; (iii) investment grade mortgage-backed securities, including collateralized mortgage obligations; (iv) investment grade asset-backed securities; (v) U.S. dollar-denominated foreign and emerging market securities; and (vi) investment grade collateralized loan obligations (CLOs). Additionally, the Fund will invest in municipal securities, convertible securities, including convertible bonds and preferred stocks, and cash equivalents. The Fund may invest up to 15% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds, and non-dollar denominated foreign and emerging market securities. The Fund will maintain an average duration between 1 and 3 years. Duration is the expected life of a fixed income security and is used to determine the sensitivity of the security’s price to changes in interest rates. Duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.”

The following paragraph is added under “Principal Risks” for the Fund:

Collateralized Loan Obligations Risk: Collateralized loan obligations are structured investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses, including losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk, credit risk prepayment/call risk and fixed income market risk.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.

SUM-SUP-SDB-04092025

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